SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION**, did on June 16, 2005, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on June 17, 2005.

DEAN HELLER
Secretary of State

By

Certification Clerk

DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy
Secretary of State

PAMELA RUCKEL
Deputy Secretary
for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

ELLICK HSU
Deputy Secretary
for Elections

Certified Copy

June 17, 2005

Job Number: C20050616-1716
Reference Number: 00000249121-29
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20050236192-20	Articles of Incorporation	2 Pages/1 Copies

Respectfully,

DEAN HELLER
Secretary of State

By
Certification Clerk

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity # E0382272005-1
Document Number: 20050236192-20

Date Filed: 6/16/2005 3:24:47 PM
In the office of
Dean Heller
Secretary of State

Articles of Incorporation

(PURSUANT TO NRS 78)

Important. Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION

2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)

STATE AGENT AND TRANSFER SYNDICATE, INC.
Name

202 NORTH CURRY STREET, SUITE 100 | CARSON CITY | NEVADA | 89703-4121
Street Address | City | | Zip Code

Optional Mailing Address | City | State | Zip Code

3. Shares: (number of shares corporation authorized to issue)

Number of shares with par value: 2,500,000,000 Par value: $ .001 Number of shares without par value:

4. Names & Addresses of Board of Directors/Trustees: (attach additional page if there is more than 3 directors/trustees)

1. KAMAL ABDALLAH
Name
202 NORTH CURRY STREET, SUITE 100 | CARSON CITY | NEVADA | 89703-4121
Street Address | City | State | Zip Code

2. CHRIS MCCAULEY
Name
202 NORTH CURRY STREET, SUITE 100 | CARSON CITY | NEVADA | 89703-4121
Street Address | City | State | Zip Code

3.
Name
Street Address | City | State | Zip Code

5. Purpose: (optional-see instructions)

The purpose of this Corporation shall be:

6. Names, Address and Signature of Incorporator: (attach additional page if there is more than 1 incorporator)

Tristin Alishio for State Agent and Transfer Syndicate, Inc. — [signature]
Name — Signature
202 NORTH CURRY STREET, SUITE 100 | CARSON CITY | NEVADA | 89703-4121
Address | City | State | Zip Code

7. Certificate of Acceptance of Appointment of Resident Agent:

I hereby accept appointment as Resident Agent for the above named corporation.

[signature] June 16, 2005
Authorized Signature of R. A. or On Behalf of R. A. Company — Date

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.380)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION

2. The articles have been amended as follows (provide article numbers, if available):

ADDENDUM TO ARTICLES -PARAGRAPH THREE:

THE AMOUNT OF THE TOTAL AUTHORIZED CAPITAL OF THIS CORPORATION IS $2,500,000 SHARES AS 2,000,000,000 SHARES OF COMMON STOCK AND 500,000,000 SHARES OF PREFERRED STOCK EACH WITH A PAR VALUE OF ONE MILL ($.001). SUCH SHARES ARE NON-ASSESSABLE.

THE BOARD OF DIRECTORS ARE HEREBY AUTHORIZED TO PRESCRIBE, THE CLASSES, SERIES AND THE NUMBER OF EACH CLASS OR SERIES OF STOCK AND THE VOTING POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF EACH CLASS OR SERIES OF STOCK.

3. The undersigned declare that they constitute **at least two-thirds** of the incorporators [X], or of the board of directors [ ] (check one box only)

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures*:

Signature **Signature**

* If more than two signatures, attach an 8 1/2 x 11 plain sheet with the additional signatures.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.